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                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

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
                                                                                    Settlement Date               12/31/00
                                                                                    Determination Date             1/10/01
                                                                                    Distribution Date              1/16/01


I.      All Payments on the Contracts                                                                                  6,749,800.18
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              146,900.94
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                        251,900.15
VI.     Distribution from the Reserve Account                                                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              150,501.13
VIII.   Transfers to the Pay-Ahead Account                                                                               (81,525.50)

IX.     Less:  Investment Earnings distributions                                                                               0.00
          (a)  To Sellers with respect to the Collection Account                                                               0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                          $7,217,576.90
                                                                                                                    ================



DISTRIBUTION AMOUNTS                                                  Cost per $1000
--------------------------------------------                         ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                        0.00
     (b)  Class A-1 Note Principal Distribution                                                       0.00
           Aggregate Class A-1 Note Distribution                       0.00000000                                              0.00

2.   (a)  Class A-2 Note Interest Distribution                                                        0.00
     (b)  Class A-2 Note Principal Distribution                                                       0.00
          Aggregate Class A-2 Note Distribution                        0.00000000                                              0.00

3.   (a)  Class A-3 Note Interest Distribution                                                                                 0.00
     (b)  Class A-3 Note Principal Distribution                                                                                0.00
          Aggregate Class A-3 Note Distribution                        0.00000000                                              0.00

4.   (a)  Class A-4 Note Interest Distribution                                                        0.00
     (b)  Class A-4 Note Principal Distribution                                                       0.00
          Aggregate Class A-4 Note Distribution                        0.00000000                                              0.00

5.   (a)  Class A-5 Note Interest Distribution                                                        0.00
     (b)  Class A-5 Note Principal Distribution                                                       0.00
          Aggregate Class A-5 Note Distribution                        0.00000000                                              0.00

6.   (a)  Class A-6 Note Interest Distribution                                                        0.00
     (b)  Class A-6 Note Principal Distribution                                                       0.00
          Aggregate Class A-6 Note Distribution                        0.00000000                                              0.00

7.   (a)  Class A-7 Note Interest Distribution                                                  251,721.75
     (b)  Class A-7 Note Principal Distribution                                               4,896,437.87
          Aggregate Class A-7 Note Distribution                       90.31858982                                      5,148,159.62

8.   (a)  Class A-8 Note Interest Distribution                                                  441,291.67
     (b)  Class A-8 Note Principal Distribution                                                       0.00
          Aggregate Class A-8 Note Distribution                        5.19166667                                        441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                  321,266.67
     (b)  Class A-9 Note Principal Distribution                                                       0.00
          Aggregate Class A-9 Note Distribution                        5.26666667                                        321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                  345,041.67
    (b)  Class A-10 Note Principal Distribution                                                       0.00
         Aggregate Class A-10 Note Distribution                       5.30833333                                         345,041.67

11. (a)  Class B Certificate Interest Distribution                                              244,679.31
    (b)  Class B Certificate Principal Distribution                                                   0.00
         Aggregate Class B Certificate Distribution                   5.45000000                                         244,679.31

12.  Servicer Payment
    (a)  Servicing Fee                                                                          127,121.55
    (b)  Reimbursement of prior Monthly Advances                                                189,980.66
           Total Servicer Payment                                                                                        317,102.21

13.  Deposits to the Reserve Account                                                                                     400,035.76

Total Distribution Amount                                                                                             $7,217,576.90
                                                                                                                    ================

                                  Page 1 of 4
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

Reserve Account distributions:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                            51,324.59
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                348,711.17
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                        6,333.83
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)            43,033.52
                         Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                   $449,403.11
                                                                                                                    ================


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                    0.00
        (b) Class A-2 Notes    @            5.852%                                                    0.00
        (c) Class A-3 Notes    @            5.919%                                                    0.00
        (d) Class A-4 Notes    @            6.020%                                                    0.00
        (e) Class A-5 Notes    @            6.050%                                                    0.00
        (f) Class A-6 Notes    @            6.130%                                                    0.00
        (g) Class A-7 Notes    @            6.140%                                              251,721.75
        (h) Class A-8 Notes    @            6.230%                                              441,291.67
        (i) Class A-9 Notes    @            6.320%                                              321,266.67
        (j) Class A-10 Notes   @            6.370%                                              345,041.67
                     Aggregate Interest on Notes                                                                        1,359,321.75
        (k) Class B Certificates @          6.540%                                                                        244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                           0.00
        (b) Class A-2 Notes                                                                           0.00
        (c) Class A-3 Notes                                                                           0.00
        (d) Class A-4 Notes                                                                           0.00
        (e) Class A-5 Notes                                                                           0.00
        (f) Class A-6 Notes                                                                           0.00
        (g) Class A-7 Notes                                                                           0.00
        (h) Class A-8 Notes                                                                           0.00
        (i) Class A-9 Notes                                                                           0.00
        (j) Class A-10 Notes                                                                          0.00
        (k) Class B Certificates                                                                      0.00

3.   Total Distribution of Interest                                   Cost per $1000
                                                                     ----------------
        (a) Class A-1 Notes                                            0.00000000                     0.00
        (b) Class A-2 Notes                                            0.00000000                     0.00
        (c) Class A-3 Notes                                            0.00000000                     0.00
        (d) Class A-4 Notes                                            0.00000000                     0.00
        (e) Class A-5 Notes                                            0.00000000                     0.00
        (f) Class A-6 Notes                                            0.00000000                     0.00
        (g) Class A-7 Notes                                            4.41617105               251,721.75
        (h) Class A-8 Notes                                            5.19166667               441,291.67
        (i) Class A-9 Notes                                            5.26666667               321,266.67
        (j) Class A-10 Notes                                           5.30833333               345,041.67
                     Total Aggregate Interest on Notes                                                                  1,359,321.75
        (k) Class B Certificates                                       5.45000000                                         244,679.31



                 PRINCIPAL                                            No. of Contracts
--------------------------------------------                         ------------------
1.   Amount of Stated Principal Collected                                                     2,821,844.72
2.   Amount of Principal Prepayment Collected                             144                 1,751,996.95
3.   Amount of Liquidated Contract                                         8                    322,596.20
4.   Amount of Repurchased Contract                                        0                          0.00

       Total Formula Principal Distribution Amount                                                                      4,896,437.87

5.   Principal Balance before giving effect to Principal Distribution                       Pool Factor
                                                                                            -----------
        (a) Class A-1 Notes                                                                  0.0000000                          0.00
        (b) Class A-2 Notes                                                                  0.0000000                          0.00
        (c) Class A-3 Notes                                                                  0.0000000                          0.00
        (d) Class A-4 Notes                                                                  0.0000000                          0.00
        (e) Class A-5 Notes                                                                  0.0000000                          0.00
        (f) Class A-6 Notes                                                                  0.0000000                          0.00
        (g) Class A-7 Notes                                                                  0.8630953                 49,196,433.14
        (h) Class A-8 Notes                                                                  1.0000000                 85,000,000.00
        (i) Class A-9 Notes                                                                  1.0000000                 61,000,000.00
        (j) Class A-10 Notes                                                                 1.0000000                 65,000,000.00
        (k) Class B Certificates                                                             1.0000000                 44,895,285.54

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                                  Page 2 of 4
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
6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                     0.00
        (b) Class A-2 Notes                                                                                                     0.00
        (c) Class A-3 Notes                                                                                                     0.00
        (d) Class A-4 Notes                                                                                                     0.00
        (e) Class A-5 Notes                                                                                                     0.00
        (f) Class A-6 Notes                                                                                                     0.00
        (g) Class A-7 Notes                                                                                                     0.00
        (h) Class A-8 Notes                                                                                                     0.00
        (i) Class A-9 Notes                                                                                                     0.00
        (j) Class A-10 Notes                                                                                                    0.00
        (k) Class B Certificates                                                                                                0.00

7.   Principal Distribution                                           Cost per $1000
                                                                     ----------------
        (a) Class A-1 Notes                                            0.00000000                                               0.00
        (b) Class A-2 Notes                                            0.00000000                                               0.00
        (c) Class A-3 Notes                                            0.00000000                                               0.00
        (d) Class A-4 Notes                                            0.00000000                                               0.00
        (e) Class A-5 Notes                                            0.00000000                                               0.00
        (f) Class A-6 Notes                                            0.00000000                                               0.00
        (g) Class A-7 Notes                                           85.90241877                                       4,896,437.87
        (h) Class A-8 Notes                                            0.00000000                                               0.00
        (i) Class A-9 Notes                                            0.00000000                                               0.00
        (j) Class A-10 Notes                                           0.00000000                                               0.00
        (k) Class B Certificates                                       0.00000000                                               0.00

8.   Principal Balance after giving effect to Principal Distribution                       Pool Factor
                                                                                           -----------
        (a) Class A-1 Notes                                                                 0.0000000                           0.00
        (b) Class A-2 Notes                                                                 0.0000000                           0.00
        (c) Class A-3 Notes                                                                 0.0000000                           0.00
        (d) Class A-4 Notes                                                                 0.0000000                           0.00
        (e) Class A-5 Notes                                                                 0.0000000                           0.00
        (f) Class A-6 Notes                                                                 0.0000000                           0.00
        (g) Class A-7 Notes                                                                 0.7771929                  44,299,995.27
        (h) Class A-8 Notes                                                                 1.0000000                  85,000,000.00
        (i) Class A-9 Notes                                                                 1.0000000                  61,000,000.00
        (j) Class A-10 Notes                                                                1.0000000                  65,000,000.00
        (k) Class B Certificates                                                            1.0000000                  44,895,285.54



                 POOL DATA                                                                                Aggregate
--------------------------------------------                              No. of Contracts            Principal Balance
                                                                          ----------------            -----------------
1.   Pool Stated Principal Balance as of     12/31/00                       11,513                     300,195,280.81

2.   Delinquency Information                                                                                            % Delinquent
                                                                                                                        ------------
              (a) 31-59 Days                                                   131                       2,774,526.00         0.924%
              (b) 60-89 Days                                                    43                       1,077,341.63         0.359%
              (c) 90-119 Days                                                   29                         935,082.97         0.311%
              (d) 120 Days +                                                    74                       2,153,518.60         0.717%


3.   Contracts Repossessed during the Due Period                                10                         270,128.01

4.   Current Repossession Inventory                                             26                         996,708.90

5.   Aggregate Net Losses for the preceding Collection Period
        (a) Aggregate Principal Balance of Liquidated Receivables                8                         322,596.20
        (b) Net Liquidation Proceeds on any Liquidated Receivables                                         146,900.94
                                                                                                        --------------
       Total Aggregate Net Losses for the preceding Collection Period                                                     175,695.26

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                      3,599,409.90

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)         829                                     12,385,254.65

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.210%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                 96.433



             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                               1.614%
    (b)  Delinquency Percentage Trigger in effect ?                                           NO

2.  (a)  Average Net Loss Ratio                                       0.041%
    (b)  Net Loss Ratio Trigger in effect ?                                                   NO
    (c)  Net Loss Ratio (using ending Pool Balance)                   0.073%

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
3.  (a)  Servicer Replacement Percentage                              0.051%
    (b)  Servicer Replacement Trigger in effect ?                                             NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                               127,121.55

2.   Servicer Advances                                                                                                    251,900.15

3.   (a)  Opening Balance of the Reserve Account                                                                        8,973,952.86
     (b)  Deposits to the Reserve Account                                                       400,035.76
     (c)  Investment Earnings in the Reserve Account                                             49,367.35
     (d)  Distribution from the Reserve Account                                                (449,403.11)
     (e)  Ending Balance of the Reserve Account                                                                         8,973,952.86

4.   Specified Reserve Account Balance                                                                                  8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                        375,761.57
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                          81,525.50
     (c)  Investment Earnings in the Pay-Ahead Account                                                0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                       (150,501.13)
     (e)  Ending Balance in the Pay-Ahead Account                                                                         306,785.94

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